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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 28, 1997 included in Oncor, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                           ---------------------------
                                            ARTHUR ANDERSEN LLP

Washington, D.C.
February 20, 1998